Exhibit 99.2

10/99                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  Series 1994-5

RECEIVABLES

Beginning of the Month Principal Receivables:                 $1,047,955,011.56
Beginning of the Month Finance Charge Receivables:            $   70,363,212.60
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $1,118,318,224.16

Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00

Additional Principal Receivables:                             $  394,048,913.29
Additional Finance Charge Receivables:                        $    1,895,460.57
Additional Total Receivables:                                 $  395,944,373.86

Discounted Receivables Generated this Period:                 $            0.00

End of the Month Principal Receivables:                       $1,413,550,534.43
End of the Month Finance Charge Receivables:                  $   69,231,481.94
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $1,482,782,016.37

Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust Series)           $  820,208,330.00
End of the Month Seller Amount                                $  593,342,204.43
End of the Month Seller Percentage                                        41.98%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES

       30-59 Days Delinquent                                  $   32,352,957.02
       60-89 Days Delinquent                                  $   24,733,742.64
       90+ Days Delinquent                                    $   55,020,905.54

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       Total 30+ Days Delinquent                              $  112,107,605.20
       Delinquent Percentage                                               7.56%

Defaulted Accounts During the Month                           $    9,175,091.61
Annualized Default Percentage                                             10.51%

Principal Collections                                            162,476,562.18
Principal Payment Rate                                                    15.50%

Total Payment Rate                                                        16.59%

INVESTED AMOUNTS

       Class A Initial Invested Amount                        $  230,000,000.00
       Class B Initial Invested Amount                        $   20,000,000.00

INITIAL INVESTED AMOUNT                                       $  250,000,000.00

       Class A Invested Amount                                $  187,833,330.00
       Class B Invested Amount                                $   28,000,000.00

INVESTED AMOUNT                                               $  215,833,330.00

FLOATING ALLOCATION PERCENTAGE                                            19.45%
PRINCIPAL ALLOCATION PERCENTAGE                                           28.06%

MONTHLY SERVICING FEE                                         $      269,791.66

INVESTOR DEFAULT AMOUNT                                       $    1,784,775.52

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                               88.46%

       Class A Finance Charge Collections                     $    4,257,526.60
       Other Amounts                                          $            0.00

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TOTAL CLASS A AVAILABLE FUNDS                                 $    4,257,526.60

       Class A Monthly Interest                               $      908,402.42
       Class A Servicing Fee                                  $      234,791.66
       Class A Investor Default Amount                        $    1,578,839.20

TOTAL CLASS A EXCESS SPREAD                                   $    1,535,493.32

REQUIRED AMOUNT                                               $            0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                               11.54%

       Class B Finance Charge Collections                     $      557,730.74
       Other Amounts                                          $            0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $      557,730.74

       Class B Monthly Interest                               $      140,477.36
       Class B Servicing Fee                                  $       35,000.00

TOTAL CLASS B EXCESS SPREAD                                   $      382,253.38

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                           $    1,917,746.70

       Excess Spread Applied to Required Amount               $            0.00
       Excess Spread Applied to Class A Investor              $            0.00
       Charge Offs

       Excess Spread Applied to Class B Items                 $      205,936.32

       Excess Spread Applied to Class B Investor              $            0.00
       Charge Offs

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       Excess Spread Applied to Monthly Cash                  $       11,035.86
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $            0.00
       Account

       Excess Spread Applied to other amounts owed            $            0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $    1,700,744.52

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $    5,838,157.60

SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $            0.00
SERIES 1994-5

       Excess Finance Charge Collections Applied to           $            0.00
       Required Amount

       Excess Finance Charge Collections Applied to           $            0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to           $            0.00
       Class B Items

       Excess Finance Charge Collections Applied to           $            0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to           $            0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to           $            0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to           $            0.00
       other amounts owed Cash Collateral Depositor

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YIELD AND BASE RATE --

       Base Rate (Current Month)                                           7.02%
       Base Rate (Prior Month)                                             7.06%
       Base Rate (Two Months Ago)                                          7.00%

THREE MONTH AVERAGE BASE RATE                                              7.03%

       Portfolio Yield (Current Month)                                    14.99%
       Portfolio Yield (Prior Month)                                      12.29%
       Portfolio Yield (Two Months Ago)                                   14.37%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       13.88%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

       Class A Principal Collections                          $   41,929,570.87

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

       Class B Principal Collections                          $    3,646,049.64

TOTAL PRINCIPAL COLLECTIONS                                   $   45,575,620.51

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $            0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                         $   26,833,334.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $   26,833,334.00

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CLASS B AMORTIZATION --

       Controlled Amortization Amount                         $            0.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                     $   18,742,286.51
PRINCIPAL SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                  $            0.00

CLASS B INVESTOR CHARGE OFFS                                  $            0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $            0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                        $   26,459,999.44
       Available Cash Collateral Amount                       $   26,459,999.44

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                     $            0.00
       Class B Interest Rate Cap Payments                     $            0.00

TOTAL DRAW AMOUNT                                             $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $            0.00


                                             First USA Bank, NA,
                                             as Servicer


                                             By /s/ Tracie H. Klein
                                                --------------------------------
                                                Tracie H. Klein
                                                First Vice President